EXHIBIT 10.20

                                LICENSE AGREEMENT


     This License Agreement ("Agreement") is entered into and effective as of January 3, 2003 between Integrated Technologies, Inc., a Delaware Corporation ("Licensee"), and AUSTIN TECH, LLC, a Texas limited liability company
("Licensor")  with  regard  to  the  following  facts:


                                R E C I T A L S
                                ---------------

     WHEREAS, Licensor has developed certain proprietary technology for wireless data acquisition and delivery (hereinafter more particularly defined as the "Technology"); and

     WHEREAS, Licensee desires to obtain certain rights to use and practice the Technology in the Territory (as hereinafter defined) and Licensor desires to license the Technology to the Licensee pursuant to the terms and conditions set forth herein; and

      WHEREAS, the parties hereto may have access to the other party's Proprietary Information (as hereinafter defined) as a result of the rights and obligations as provided herein; and

     WHEREAS, the parties desire to confirm in writing the nature of their confidential relationship in regard to each other's Proprietary Information and the terms by which each party will maintain and agree to maintain the secrecy of the other party's Proprietary Information; and

     WHEREAS, Licensee has entered into a separate License Agreement (the "MATECH Agreement") concurrently with the execution of this Agreement whereby Licensee, has been granted a license to use certain technology (the "MATECH Technology") developed and owned by Material Technologies, Inc., a Delaware corporation ("MATECH"); and

     WHEREAS, the parties contemplate the development by the Licensee and its sublicensees of markets which will make use of the Technology in the Territory; and

     NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements, representations and warranties contained herein, the parties agree as follows:


                                A G R E E M E N T
                                -----------------

     a)     Definitions.
            -----------

          A. An "Affiliate" of a party shall mean an entity directly or indirectly controlling, controlled by or under common control with that party where control means the ownership or control, directly or indirectly, of more than fifty percent (50%) of all of the voting power of the shares (or other securities or rights) entitled to vote for the election of directors or other governing authority, as of the date of this Agreement or hereafter during the term of this Agreement; provided that such entity shall be considered an Affiliate only for the time during which such control exists.

          B. "Disclosing Party" shall mean a party hereto that discloses its Proprietary Information to the other party.

          C. "Improvements" shall mean all inventions, modifications, revisions, alterations, enhancements, betterments, ideas, and discoveries (whether or not patentable) conceived or reduced to practice (actually or constructively) by Licensor or Licensee either individually, jointly or with others which are based in any way on the Licensor's Proprietary Information, Licensor's Proprietary Rights, or the Licensor's Technology or any such invention, modification, revision, alteration, enhancement, betterment, idea or discovery developed through reverse engineering or independent derivation.

          D. "Proprietary Information" of a Disclosing Party shall mean the following, to the extent previously, currently or subsequently disclosed to the other party hereunder or otherwise: all trade secrets, confidential knowledge and proprietary data of any kind or relating to the Disclosing Party's business including, but not limited to, the Proprietary Rights, and the Technology and all the Improvements thereto. Proprietary Information shall also include information provided to a party by or on behalf of the other party prior to the date of this Agreement as well as information obtained through reverse engineering or independent derivation. Proprietary Information by way of example shall include, but not be limited to, technical specifications, diagrams, flow charts, methods, processes, discoveries, concepts, calculations, techniques, formulas, systems, plans, designs, research and development plans, cost and pricing data, records and general engineering know-how. Proprietary Information shall include all information and any idea in whatever form, tangible or intangible, including electronic data recorded or retrieved by any means. Proprietary Information shall not apply to information a party can prove by presently existing written documentation which: (i) is in or (through no improper action or inaction by the party or any Affiliate, agent, or employee) enters the public domain and is readily available without substantial effort;
(ii) was rightfully in its possession or known by it prior to receipt from the Disclosing Party; or (iii) was rightfully disclosed to the non-disclosing party by another person without restrictions or breach of any agreement express or implied. The non-disclosing party must promptly notify the Disclosing Party of any information it believes comes within any circumstance listed in the immediately preceding sentence and will bear the burden of proving the existence of any such circumstance by a preponderance of the evidence.

          E. "Proprietary Rights" shall mean patent rights, copyrights, trade secret rights and similar rights including all rights to any Proprietary Information.

          F. "Receiving Party" shall mean a party hereto that receives Proprietary Information of the other party.

          G. "Technology" shall mean inventions (whether or not patent-able), ideas, processes, formulas and know-how owned or controlled by Licensor and used by it as of the date of this Agreement, as described in Exhibit "A" attached hereto, and all Improvements together with detailed reports, records, explanations, Licensor's Proprietary Information, Licensor's Proprietary Rights and other materials relating to the Technology and Improvements and their use.

          H. "Territory" shall mean the countries of Mexico, Brazil, United States of America, Lebanon, Saudi Arabia, Argentina, United Arab Emirates, Jordan, Qatar, Kuwait, Egypt, Canada, Norway, Sweden, Finland, Denmark and Iceland.


          2.  License  Grant.  Subject  to the terms and conditions set forth in
              --------------
this Agreement, Licensor hereby grants Licensee an exclusive, royalty free license to use and practice the Proprietary Rights in the Technology in the Territory during the Term (as hereinafter defined) of, and for the permitted uses (the "Uses") set forth in Exhibit A-1 of this Agreement. Licensee shall have the right to sublicense its rights under this Agreement, but as a condition to any sublicense, each such sublicensee shall agree to be bound by the terms and conditions set forth herein. Licensee shall be primarily liable for the acts of each of its sublicensees. Notwithstanding, the foregoing Licensee shall not be liable for any acts or omissions of its sublicensees to the extent such acts or omissions were performed or omitted pursuant to directions, orders, instructions, recommendations or supervision of Licensor. Licensor agrees to license to Licensee, on the same terms and conditions contained in this Agreement, any patent that Licensor may obtain with respect to the Technology that is enforceable in the Territory.

          3.  License  Scoped.  Licensee's license hereunder is exclusive in the
              ----------------
Territory for the Uses stated in Section 2, and Licensor shall not grant further licenses for any Use of the Technology in the Territory, except as provided in
Section 13. No Proprietary Rights granted under this Agreement will be marketed directly or indirectly by or under the authority of Licensee outside the Territory or by Licensor inside the Territory. Licensee shall not knowingly make any use of the Technology which is not a permitted Use or which would violate local law.

         4.  Ownership  and  Improvements.
             ----------------------------

               A.  Licensor  as  Sole  Owner.  Licensee  acknowledges and agrees
                   --------------------------
that it does not now own, nor will it obtain any interest in, the Proprietary Information, Proprietary Rights or the Technology except for the license granted herein.

               B.  All  Improvements  Assigned  to  Licensor.  Licensee
                      --------------------------------------
acknowledges and agrees that all Improvements with respect to the Licensor's Proprietary Information, Proprietary Rights or the Technology which are based in any way on the Licensor's Proprietary Information, Proprietary Rights or the Technology, or any Improvement thereto shall be the exclusive property of Licensor. Licensee agrees to assign, and does hereby assign, and agrees to cause each of its Affiliates and sublicensees to assign to Licensor any and all right, title, and interest it may obtain in any such Improvements, including but not limited to, any and all applications for Letters Patent and all divisions, renewals, continuations and continuations-in-part thereof, and all Letters Patent of the United States which may be granted thereon and all reissues and extensions thereof, and all rights of priority under international conventions and applications for Letters Patent which may hereafter be filed for such Improvements in any country or countries foreign to the United States, and all Letters Patent which may be granted for such Improvements in any country or countries foreign to the United States and all extensions, renewals, and reissues thereof. Licensor agrees to license, and does hereby license, without further consideration to Licensor, all such Improvements to Licensee pursuant to the terms and conditions of this Agreement.

               C.  Cooperation.  Licensee  agrees  to  communicate to  Licensor,
                   -----------
in writing and promptly upon becoming aware thereof, any facts known to Licensee respecting the Licensor's Proprietary Information, Proprietary Rights and the Technology, and all Improvements thereto, and testify in any legal proceedings, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and in general do everything possible to cooperate to effectuate the terms of this Section 4, all at Licensor's expense.

               D.  No Challenge to Ownership. Except in asserting rights granted
                   --------------------------
hereunder, each party agrees not to take any action challenging or opposing, on any grounds whatsoever, the ownership of any Proprietary Information, Proprietary Rights, Technology, Improvements, intellectual property rights of the other party therein, or the validity or enforceability thereof.

          5.  Reserved.
             ---------

          6.  No  Restriction on Competition. Nothing in this Agreement shall be
              -------------------------------
deemed to prohibit Licensee from developing, making, using, marketing or otherwise distributing or promoting any proprietary rights competitive with the Technology licensed hereunder, provided that:

               i) Licensee does not breach any provision of Section 9 or disparage the Proprietary Rights licensed hereunder in doing so; and

               ii) Licensee will use its reasonable best efforts to primarily promote, market, and use the Technology.



          7.  Representations  and Warranties of Licensor. Licensor hereby makes
              --------------------------------------------
the  following  representations and warranties as of the date of this Agreement.

               A.  Organization and Power of Licensor. Licensor is a corporation
                   -----------------------------------
duly incorporated, validly existing and in good standing under the laws of the State of Delaware, with all necessary corporate power and corporate authority to execute this Agreement, perform its obligations hereunder and conduct its business and own its properties as presently conducted and owned.

               B.  Authority Relative to this Agreement. The execution, delivery
                   -------------------------------------
and performance of this Agreement by Licensor and the consummation of the transactions contemplated hereunder have been duly authorized by any and all necessary corporate action of Licensor and this Agreement constitutes a legal, valid and binding obligation of Licensor enforceable against Licensor in accordance with its terms.

               C. No Violation of Other Instruments. The execution, delivery and
                  ----------------------------------
performance of this Agreement by Licensor does not, and the consummation by Licensor of the transactions contemplated hereunder will not: (a) violate any provision of the Certificate of Incorporation or Bylaws of Licensor; (b) require the consent of third parties, (c) violate any provision of, or constitute a default under or breach of, or result in the imposition of any lien or encumbrance or the acceleration of any obligation under, or result in the termination of, any contract, mortgage, franchise, court order, arbitration award, judgment or decree to which Licensor is a party, or (d) violate any statute, rule, regulation or prohibition imposed by any regulatory authority making it illegal for Licensor to consummate the transactions contemplated by this Agreement.

               D.  License  Grant.  Licensor  has  the  sole  right to grant the
                   ---------------
licenses  granted  by  it  hereunder.

               E.  Rights  Granted.
                   ----------------
               (a) to the best knowledge of Licensor, Licensor owns the patent or other rights granted hereunder and Licensor's ownership does not, and will not, conflict with, infringe on, or otherwise violate any rights of others;

               (b) Licensor has not sold, transferred or assigned, or agreed to sell, transfer or assign, any patent or other rights granted hereunder for the Permitted Uses and in the Territory described herein; and

               (c) Licensor is informed and to its best knowledge, is not aware of any infringement or alleged infringement by others of any such patent or other rights granted hereunder. Licensor has not infringed, and is not now infringing, on any patent or other rights granted hereunder belonging to any other person or firm.


          8.   Representations  and  Warranties  of  Licensee.
               -----------------------------------------------

               A.  Organization and Power of Licensee. Licensee is a corporation
                   ----------------------------------
duly incorporated, validly existing and in good standing under the laws of the state of Delaware with all necessary corporate power and corporate authority to execute this Agreement, perform its obligations hereunder and conduct its business and own its properties as presently conducted and owned.


               B.   Authority  Relative  to  this  Agreement.  The  execution,
                    -----------------------------------------
delivery and performance of this Agreement by Licensee and the consummation of the transactions contemplated hereunder have been duly authorized by any and all necessary corporate action of Licensee and this Agreement constitutes a legal, valid and binding obligation of Licensee enforceable against Licensee in accordance with its terms.

               C.   No  Violation  of Other Instruments. The execution, delivery
                    ------------------------------------
and performance of this Agreement by Licensee does not, and the consummation by Licensee of the transactions contemplated hereunder will not: (a) violate any provision of the Certificate of Incorporation or Bylaws of Licensee; (b) require the consent of third parties, (c) violate any provision of, or constitute a default under or breach of, or result in the imposition of any lien or encumbrance or the acceleration of any obligation under, or result in the termination of, any contract, mortgage, franchise, court order, arbitration award, judgment or decree to which Licensee is a party, or (d) violate any statute, rule, regulation or prohibition imposed by any regulatory authority making it illegal for Licensee to consummate the transactions contemplated by this Agreement.

          9.   Confidentiality.  Each  party  recognizes  the  importance to the
               ----------------
other of the other's Proprietary Information. Accordingly, each party agrees as follows:

               A. The Receiving Party agrees (i) to hold the Disclosing Party's Proprietary Information in confidence as a fiduciary and to take all reasonable precautions to protect such Proprietary Information (including, without limitation, all precautions the Receiving Party employs with respect to its confidential materials), (ii) not to divulge (except pursuant to a sublicense granted by Licensee as allowed under Section 2) any such Proprietary Information or any information derived therefrom to any third person, (iii) not to make any use whatsoever at any time of such Proprietary Information except as expressly authorized in this Agreement, and (iv) not to remove or export from the United States or reexport any such Proprietary Information or any direct product thereof except in compliance with and with all licenses and approvals required under applicable export laws and regulations, including without limitation, those of the U. S. Department of Commerce. Without granting any right or license, the Disclosing Party agrees that the foregoing clauses (i), (ii) and
(iii) shall not apply with respect to information the Receiving Party can document (i) is in or (through no improper action or inaction by the Receiving Party or any Affiliate, agent or employee) enters the public domain (and is readily available without substantial effort), or (ii) was rightfully in its possession or known by it prior to receipt from the Disclosing Party, or (iii) was rightfully disclosed to it by another person without restriction, or (iv) was independently developed by it by persons without access to such information and without use of any Proprietary Information of the Disclosing Party. The Receiving Party must promptly notify the Disclosing Party of any information it believes comes within any circumstance listed in the immediately preceding sentence and will bear the burden of proving the existence of any such circumstance by clear and convincing evidence. Each party's obligations under this Section 9 shall terminate two (2) years after the date of this Agreement. Licensor shall have the right to review the measures used by Licensee and its sublicensee(s) and suggest reasonable changes to protect the Licensor's proprietary rights.

               B. Immediately upon termination of this Agreement, the Receiving Party will turn over to the Disclosing Party all Proprietary Information of the Disclosing Party and all documents or media containing any such Proprietary Information and any and all copies or extracts thereof.

               C. The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party, and therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to appropriate equitable relief in addition to whatever remedies it might have at law and to be indemnified by the Receiving Party from any loss or harm, including, without limitation, lost profits and attorneys' fees, in connection with any breach or enforcement of the Receiving Party's obligations hereunder or the unauthorized use or release of any such Proprietary Information. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach. Any breach of this Section 9 will constitute a material breach of this Agreement.

          10.  Patent  Matters.
               ----------------

               A.  Patent  Applications.  Licensor  retains  the  sole right and
                   ---------------------
discretion to file and prosecute patent applications and maintain patents in the Territory relating to the Proprietary Rights or any Improvements made by Licensor. At Licensee's request while Licensee remains an exclusive licensee hereunder, Licensor will discuss its decisions on these matters with Licensee, but Licensee will not attempt to file or prosecute any such patent applications or maintain any such patent (i) except as Licensor may, in its sole discretion, approve in writing, and (ii) except that Licensee may continue maintenance of licensed patents issued in the Territory if Licensor elects not to do so. Any improvements to Technology (whether or not patentable or copy-rightable) that are developed by either party shall be owned solely by Licensor. Each party shall have the right, at its own expense, and solely in its own name, to apply for, prosecute and defend its Proprietary Rights. Licensor's existing relevant patents and patent applications in the United States of America and the Territory are listed on Exhibit "B".

               B.  Patent Infringement. If Licensee becomes aware of any product
                   --------------------
or activity of any third party that involves infringement or violation of any Licensor patent or oth er Proprietary Right with respect to the Technology in the Territory, then Licensee shall promptly notify Licensor in writing of such infringement or violation. Licensor may in its discretion take or not take whatever action it believes is appropriate; if Licensor elects to take action, Licensee will fully cooperate therewith at Licensor's expense. If Licensor does not, within 90 days after receipt of such a notice of a patent infringement or other infringement or violation within the scope of the exclusivity of Licensee's license hereunder, commence action directed towards restraining or enjoining such patent infringement, Licensee, so long as it is an exclusive licensee hereunder, may take such legally permissible action as it deems necessary or appropriate to enforce Licensor's patent or other rights and restrain such infringement or violation. Licensor agrees to cooperate reasonably in any such action initiated by Licensee including supplying essential documentary evidence and making essential witnesses then in Licensor's employment available. As part of such cooperation, Licensee may join Licensor as a party, if the need arises.

               C.  Patent  Awards. If Licensor initiates and prosecutes any such
                   ---------------
an action under this Section 10, all legal expense (including court costs and attorneys' fees) shall be for Licensor's account and Licensor shall be entitled to all of the amounts awarded by way of judgment, settlement or compromise after deduction of legal expenses. Similarly, if Licensee initiates and prosecutes such an action, all legal expenses (including court costs and attorneys' fees) shall be for Licensee's account and Licensee shall be entitled to all amounts awarded by way of judgment, settlement, or compromise and no royalties shall be owed Licensor on said sums. Any nonmonetary awards shall inure to the benefit of the Licensor.

               D. Patent Searches. Licensee and Licensor understand that each of
                  ----------------
the parties has not conducted com-prehensive patent searches in the Territory. Licensor and Licensee agree to work cooperatively regarding issues concerning patents and Proprietary Rights and similar matters and to exercise reasonable business judgment in carrying out the objects of this Agreement to avoid exposing either party to liability under patent or similar laws in the Territory. Each party represents and warrants that it is not aware of infringement or potential infringement issues that have not been communicated to the other in writing before execution of this Agreement.

          11.  Term  and  Termination.
               -----------------------

               This Agreement will remain in effect until January 1, 2005 ("Term"), unless terminated pursuant to this Section.

               If a party materially breaches a material provision of this Agreement, the other party may terminate this Agreement upon 60 days written notice unless the breach is cured within the notice period or if the breach is incapable of being cured within the notice period the breaching party commences curative action and diligently prosecutes curative action to completion.
Notwithstanding, the foregoing if Licensee fails to make payments pursuant to this Agreement or the MATECH Agreement and such breach is not cured within thirty (30) days after written notice of such breach, Licensor may terminate this Agreement.

               In the event of any termination of this Agreement, the rights and licenses granted Licensee under this Agreement and Licensee's obligation hereunder shall terminate and Licensor's obligations to negotiate or provide goods, services, facilities, technology or information shall cease but all other provisions of this Agreement will continue in accordance with their terms. Any sublicenses surviving termination may be terminated by the granting party in the same manner as provided in this Section 11 if the other party materially breaches a material surviving provision of this Agreement. A sublicense will survive termination and continue according to its terms provided that (i) it was properly granted, (ii) all the restrictions and limitations of this Agreement shall apply to the sublicensee as though this Agreement continued in effect,
(iii) Licensor shall receive all consideration due, if any, in connection with the sublicense and (iv) in addition to any termination rights under the sublicense agreement, Licensor shall be entitled to terminate such sublicense on the same basis as is provided herein for termination of this Agreement.

               Neither party shall incur any liability whatsoever for any damage, loss or expenses of any kind suffered or incurred by the other arising from or incident to any termination of this Agreement (or any part thereof) by such party which complies with the terms of the Agreement whether or not such party is aware of any such damage, loss or expenses.

               Termination is not the sole remedy under this Agreement and, whether or not termination is effected, all other remedies will remain available.

          12.  Independent Contractors. The parties are independent contractors
               ------------------------
and not partners, joint venturers or otherwise affiliated and neither has any right or authority to bind the other in any way.

          13.  Assignment.  The rights and obligations of the parties under this
               -----------
Agreement may not be assigned or transferred, without the prior written consent of the other party which consent may be withheld in either party's sole and absolute discretion.

          14.  Successors  and  Assigns.  This  Agreement and all the covenants,
               -------------------------
promises and agreements contained herein shall be binding upon and inure to the benefit of Licensor and Licensee and their respective successors and assigns.

          15.  Intentionally  not  used.
               -------------------------

          16.  Infringement.  In  the  event  of institution of any suit against
               -------------
Licensee alleging infringement or misappropriation of any patent or other rights of a third party by reason of the use of the Technologies or the Proprietary Rights to the Technology, Licensor agrees, on request of Licensee, made immediately after institution thereof,

               (a) to undertake and diligently conduct, at Licensor's expense, defense of such suit, and

               (b) to indemnify and hold Licensee and its officers, directors, agents and employees harmless from liability resulting from infringement or misappropriation of any patents, copyrights or other rights and any judgments, awards of damages, settlements, attorneys' fees and expenses which may result therefrom.

Licensee shall render all reasonable assistance to Licensor in connection with any suit to be defended by Licensor under this Section 16. Licensor shall have full control of the defense of any such suit, but shall not be free to settle the same without the consent of Licensee if by the settlement Licensee would be obliged to make payments, or if the settlement would cause a material impairment of the ability of Licensee to continue its operations.

          17.  Miscellaneous.
               --------------

               A.  Amendment  and Waiver. Except as otherwise expressly provided
                   ----------------------
herein, any provision of this Agreement may be amended and the observance of any provision of this Agreement may be waived (either generally or any particular instance and either retroactively or prospectively) only with the written consent of the parties.

               B.  Governing  Law  and  Legal  Actions.  This Agreement shall be
                   ------------------------------------
governed by and construed under the laws of the State of California and the United States without regard to conflicts of laws provisions thereof and without regard to the United Nations Convention on Contracts for the International Sale of Goods. The sole jurisdiction and venue for actions related to the subject matter hereof shall be the California state and U. S. federal courts having within their jurisdiction the County of Los Angeles. Both parties consent to the jurisdiction of such courts and agree that process may be served in the manner provided herein for giving of notices or otherwise as allowed by California or federal law. In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys' fees.

               C.  Headings.  Headings and captions are for convenience only and
                   ---------
are  not  to  be  used  in  the  interpretation  of  this  Agreement.

               D.  Notices.  All  notices  required  or  permitted  under  this
                   --------
Agreement shall be in writing, shall be sent to the party's address as set forth immediately below, shall reference this Agreement, and shall be deemed given (i) when delivered personally; (ii) three (3) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; (iii) one (1) day after deposit with a commercial overnight carrier with verification of receipt; or (iv) when sent by confirmed telex or facsimile.

               "Licensor"               Austin  Tech,  LLC


                                        Fax:  (   )


               "Licensee"               Integrated  Technologies,  Inc.
                                        11661  San  Vicente  Blvd.,  Ste  707
                                        Los  Angeles,  CA  90049
                                        Fax:  (310)  473-3177

A party may change its address for purposes of receiving notices by giving notice of said change of address in the manner provided for herein.

               E.  Entire  Agreement.  This Agreement supersedes all propos-als,
                   ------------------
oral or written, all negotiations, conversations, or discussions between or among the parties relating to the subject matter of this Agreement and all past dealing or industry custom. This Agreement and the attached Exhibits contains the entire agreement and understanding of the parties hereto and there are no promises, representations, warranties, or understandings other than those contained herein.

               F.  Force  Majeure. Neither party hereto shall be responsible for
                   ---------------
any failure to perform its obligations under this Agreement if such failure is caused by acts of God, war, strikes, revolutions, lack or failure of transportation facilities, laws or governmental regulations or other causes which are beyond the reasonable control of such party. Obligations hereunder, however, shall in no event be excused but shall be suspended only until the cessation of any cause of such failure. In the event that such force majeure should obstruct performance of this Agreement for more than six (6) months, the parties hereto shall consult with each other to determine whether this Agreement should be modified. The party facing an event of force majeure shall use its best endeavors in order to remedy that situation as well as to minimize its effects. A case of force majeure shall be notified to the other party by telex or telefax within thirty (30) days after its occurrence and shall be confirmed by a letter.

               G.  Export  Control.  Each party hereby agrees to comply with all
                   ----------------
export laws and restrictions and regulations of the Department of Commerce or other United States or foreign agency or authority, and not to knowingly export, or allow the export or re-export of any Technology or Proprietary Information or any direct product thereof in violation of any such restrictions, laws or regulations, without all required licenses and authorizations.

               H.  Severability.  If  any  provision  of  this Agreement is held
                   -------------
illegal, invalid or unenforceable by a court of competent jurisdiction, that provision will be limited or eliminated to the minimum extent necessary so that this Agreement shall otherwise remain in full force and effect and enforceable.

               I.  Basis  of  Bargain. Each party recognizes and agrees that the
                   ------------------
liability and remedy limitations in this Agreement are a materially bargained for basis of this Agreement and that they have been taken into account and reflected in determining the consideration to be given by each party under this Agreement and in the decision by each party to enter into this Agreement.

               J.  Counterparts. This Agreement may be executed in any number of
                   -------------
counterparts and by facsimile, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. In the event of facsimile signature, the parties hereto agree to deliver the original signature pages to counsel for the respective parties within ten (10) calendar days after the date of this Agreement.

               K.  Further  Actions.  The parties hereto hereby agree to execute
                   -----------------
such other documents and to take such other action as may be reasonably necessary to further the purposes of this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first written above.

LICENSEE:                                   LICENSOR:

INTEGRATED  TECHNOLOGIES,  INC.             AUSTIN  TECH,  LLC.

      /s/ Robert M. Bernstein
By:_________________________________                /s/ Leonard Berg
                                            By:_______________________________

Title:  _______________________________
                                                     President
By:_________________________________        Title: _____________________________

Title:  _______________________________

                                    EXHIBIT A
                                   TECHNOLOGY

Technologies that______________________________________________________________.

                                   EXHIBIT A-1
                                 PERMITTED USES

The Permitted Uses for the Technology shall be defined as only those applications in which the Technology is used in combination with, simultaneously or as an integral part of the MATECH Technology. Additionally, the Technology can only be used in the following markets: a) bridges, b) tunnels, c) tank farms, and d) railroads.

In the event any application has the ability to use only the Technology or the MATECH Technology without the use of the other technology such application shall not be a Permitted Use for the Company. In such event Licensor, or MATECH, as the case may be, may pursue such non permitted use of the respective technology on its own.

                                    EXHIBIT B



                         PATENTS AND PATENT APPLICATIONS


     United  States  of  America

          None



     Mexico

          None